Andrew, James...........................Senior VP/Investment Officer
Appel, John C..........................................Vice Chairman
Auker, Randall B........................Senior VP/Investment Officer
Baker, Mark S...........................Senior VP/Investment Officer
Bankord, Mark A.........................Senior VP/Investment Officer
Barnett, Jerry B........................Senior VP/Investment Officer
Bartlett, Paul H........................Senior VP/Investment Officer
Bast, Maryann E.........................Senior VP/Investment Officer
Bauchman, Nancy A.......................Senior VP/Investment Officer
Bledsoe, Jr, Gilbert H..................Senior VP/Investment Officer
Blonde, Elliott H.......................Senior VP/Investment Officer
Boulware, Jr, John C....................Senior VP/Investment Officer
Brandenberger, Robert J.................Senior VP/Investment Officer
Brass, Alan.............................Senior VP/Investment Officer
Braucht, William C......................Senior VP/Investment Officer
Braver, Robert..........................Senior VP/Investment Officer
Brazelton, III, Lewis E.................Senior VP/Investment Officer
Brooks, Robert J........................Senior VP/Investment Officer
Brown, Steve...................................Senior Vice President
Brugger, Kent V.........................Senior VP/Investment Officer
Buchanan, Robert........................Senior VP/Investment Officer
Burkhart, Theodore Ray.........................Senior Vice President
Byrd, Jr, Richard E............................Senior Vice President
Campbell, William F............................Senior Vice President
Cardinal, David L.......................Senior VP/Investment Officer
Carlson, Bruce E........................Senior VP/Investment Officer
Carter, Michael A.......................Senior VP/Investment Officer
Cashman, Sally L........................Senior VP/Investment Officer
Chaney, Craig A.........................Senior VP/Investment Officer
Chesnut, Jr, William G..................Senior VP/Investment Officer
Childres, Glenn D.......................Senior VP/Investment Officer
Civello, Nelson D....................Senior Executive Vice President
Clay, John C............................Senior VP/Investment Officer
Click, Ronald B.........................Senior VP/Investment Officer
Cooper, Duane C.........................Senior VP/Investment Officer
Cooper, Malcolm L.......................Senior VP/Investment Officer
Cooper, Robert A........................Senior VP/Investment Officer
Cordiak, Robert B.......................Senior VP/Investment Officer
Crowell, Charles A......................Senior VP/Investment Officer
Cutchall, Creston C.....................Senior VP/Investment Officer
Davidge, Jr, Edward C...................Senior VP/Investment Officer
Davis, Scott A..........................Senior VP/Investment Officer
Denner, Stephen S.......................Senior VP/Investment Officer
Dinerman, Mary A...............................Senior Vice President
Dollarhide, David W.....................Senior VP/Investment Officer
Drake, Harry S..........................Senior VP/Investment Officer
Drexler, Stephen J......................Senior VP/Investment Officer
Drummond, Michael S............................Senior Vice President
Dumphy, Thomas A........................Senior VP/Investment Officer
Duperier, Frank D..............................Senior Vice President
Dupske, Mary F.................................Senior Vice President
Dutcher, James D........................Senior VP/Investment Officer
Elston, Mark J..........................Senior VP/Investment Officer
Ernst, Ronald R.........................Senior VP/Investment Officer
Evans, David J..........................Senior VP/Investment Officer
Falk, Robert A..........................Senior VP/Investment Officer
Felicetta, Lee..........................Senior VP/Investment Officer
Fisher, Harrison........................Senior VP/Investment Officer
Freeman, Paul I.........................Senior VP/Investment Officer
French, Berna J................................Senior Vice President
Furuseth, Peder D..............................Senior Vice President
Gales, Robert H.............................Senior Managing Director
Geron, James M.................................Senior Vice President
Getchell, Julie K..............................Senior Vice President
Gillilan, Michael S............................Senior Vice President
Gilmore, Keith R........................Senior VP/Investment Officer
Glosser, Gregory C......................Senior VP/Investment Officer
Golladay, Monty A.......................Senior VP/Investment Officer
Goulooze, Richard W.....................Senior VP/Investment Officer
Grant, Peter................................Senior Managing Director
Green, James E..........................Senior VP/Investment Officer
Grose, Charles E...............................Senior Vice President
Gutkowski, Sr, Joseph P.................Senior VP/Investment Officer
Hackl, Kenneth J........................Senior VP/Investment Officer
Hanley, Donald W........................Senior VP/Investment Officer
Hardee, H. H............................Senior VP/Investment Officer
Hasie, Monte S..........................Senior VP/Investment Officer
Hasie, Todd L...........................Senior VP/Investment Officer
Hayden, Gary F..........................Senior VP/Investment Officer
Heise, Russell B...............................Senior Vice President
Henderson, Linda L.............................Senior Vice President
Hengesteg, Mark.........................Senior VP/Investment Officer
Hester, Wayne A.........................Senior VP/Investment Officer
Hickey, John E.................................Senior Vice President
Hickman, Robert F.......................Senior VP/Investment Officer
Higley, Robert A........................Senior VP/Investment Officer
Himelright, Jr, Loring K................Senior VP/Investment Officer
Hinson, Richard C.......................Senior VP/Investment Officer
Hoelscher, Harold G.....................Senior VP/Investment Officer
Holderman, Charles J....................Senior VP/Investment Officer
Hollendoner, Michael F..................Senior VP/Investment Officer
Hollimon, Bryson............................Senior Managing Director
Holtz, Lawrence C..............................Senior Vice President
Jansson, James R........................Senior VP/Investment Officer
Jennings, David B..............................Senior Vice President
Joas, Paul K............................Senior VP/Investment Officer
Jobes, William K........................Senior VP/Investment Officer
Jordan, Jay D...........................Senior VP/Investment Officer
Kailing, Penelope W.....................Senior VP/Investment Officer
Katz, Gerald L..........................Senior VP/Investment Officer
Kavanagh, Michael R............................Senior Vice President
Keller, Stewart.........................Senior VP/Investment Officer
Kelley, Frank E.........................Senior VP/Investment Officer
Kelley, Gregory G.......................Senior VP/Investment Officer
Kelley, Richard W.......................Senior VP/Investment Officer
Kelly, Warren P.........................Senior VP/Investment Officer
Kenyon, Henry David.....................Senior VP/Investment Officer
Kerber, William J.......................Senior VP/Investment Officer
Kerr, James P..................................Senior Vice President
Kidd, William L.........................Senior VP/Investment Officer
King, Michael C.........................Senior VP/Investment Officer
Lacamp, James E.........................Senior VP/Investment Officer
Lambert, Dennis C.......................Senior VP/Investment Officer
Lane, Alfred W..........................Senior VP/Investment Officer
LaPier, David...........................Senior VP/Investment Officer
Laros, Thomas G.........................Senior VP/Investment Officer
Leaverton, Karl V..............................Senior Vice President
Loy, Claude E...........................Senior VP/Investment Officer
Lynch, Jr, Leslie O............................Senior Vice President
Macpherson, Gary K......................Senior VP/Investment Officer
Manske, Jr, Stanley R...................Senior VP/Investment Officer
Marek, John J...........................Senior VP/Investment Officer
Marshall, Joseph A......................Senior VP/Investment Officer
Massad, Wade I..............................Senior Managing Director
McCoy, Harry A..........................Senior VP/Investment Officer
McDermott, Robert L............................Senior Vice President
McFarland, Richard D...................................Vice Chairman
McGowan, Spencer D......................Senior VP/Investment Officer
McKenzie, Keith S.......................Senior VP/Investment Officer
Mehrer, Roger L.........................Senior VP/Investment Officer
Melton, Donald R...............................Senior Vice President
Mohs, Robert............................Senior VP/Investment Officer
Monday, C. Barrett......................Senior VP/Investment Officer
Mooney, Richard A.......................Senior VP/Investment Officer
Murphy, James J.........................Senior VP/Investment Officer
Myers, David E..........................Senior VP/Investment Officer
Neff, John E............................Senior VP/Investment Officer
Neuhaus, Jr, Joseph R...................Senior VP/Investment Officer
Newnham, Morris L.......................Senior VP/Investment Officer
Nickel, Gary L.................................Senior Vice President
Nicol, Arthur C................................Senior Vice President
Nolan, Tom.....................................Senior Vice President
Olanie, Eric F..........................Senior VP/Investment Officer
Orgel, Mark A...........................Senior VP/Investment Officer
Parks, William B........................Senior VP/Investment Officer
Parrin, David..................................Senior Vice President
Parsons, H. Allen.......................Senior VP/Investment Officer
Pawlak, Gregory S.......................Senior VP/Investment Officer
Pedersen, Richard A.....................Senior VP/Investment Officer
Peyton, John W..........................Senior VP/Investment Officer
Phillippe, Paula H.............................Senior Vice President
Pickett, John A.........................Senior VP/Investment Officer
Pierce, Jr, Charles C..................................Vice Chairman
Pollock, David M........................Senior VP/Investment Officer
Pollok, Jr, Lewis W.....................Senior VP/Investment Officer
Polydoros, Nick J.......................Senior VP/Investment Officer
Pruner, Richard G..............................Senior Vice President
Quello, John M..........................Senior VP/Investment Officer
Radtke, David F.........................Senior VP/Investment Officer
Rae, Robert T...........................Senior VP/Investment Officer
Reddell, Charles P......................Senior VP/Investment Officer
Rewey, James O..........................Senior VP/Investment Officer
Ringsmuth, Dennis M.....................Senior VP/Investment Officer
Rohl, Regan R...........................Senior VP/Investment Officer
Rosso, William J...............................Senior Vice President
Saling, Jr, Carl A.............................Senior Vice President
Sammons, Greg P................................Senior Vice President
Schmidt, Roger J........................Senior VP/Investment Officer
Schultz, Dean H................................Senior Vice President
Schwenke, Kenneth F.....................Senior VP/Investment Officer
Sebastian, John V..............................Senior Vice President
Shahan, William R.......................Senior VP/Investment Officer
Shaw, Jr, Fred D........................Senior VP/Investment Officer
Sherwood, David M.......................Senior VP/Investment Officer
Siegel, Michael F.......................Senior VP/Investment Officer
Smith, Carla J.........................SVP/Secretary/General Counsel
Smith, Delbert E........................Senior VP/Investment Officer
Smith, Robert C.........................Senior VP/Investment Officer
Smith, Russ C...........................Senior VP/Investment Officer
Smith, Truman...........................Senior VP/Investment Officer
Sogge, David B.................................Senior Vice President
Solon, Vlasie...........................Senior VP/Investment Officer
Sorum, Nikki L.................................Senior Vice President
Sparks, Joseph C........................Senior VP/Investment Officer
Spencer, Dennis L.......................Senior VP/Investment Officer
Spiker, John Scott...................Senior Executive Vice President
Spurrier, John E........................Senior VP/Investment Officer
Steiner, Gary D.........................Senior VP/Investment Officer
Stengel, John R.........................Senior VP/Investment Officer
Stern, Richard P........................Senior VP/Investment Officer
Storey, Jr, Benjamin M..................Senior VP/Investment Officer
Stover, Allen L.........................Senior VP/Investment Officer
Strachan, Douglas J............................Senior Vice President
Strehlow, Ross A........................Senior VP/Investment Officer
Thomas, Jack A.................................Senior Vice President
Thomas, Stephen H..............................Senior Vice President
Thompson, John L...............................Senior Vice President
Thompson, Jr, Guy M.....................Senior VP/Investment Officer
Tilley, Jr, Joe A.......................Senior VP/Investment Officer
Tobin, Cathleen B..............................Senior Vice President
Tschetter, Ronald A..................Senior Executive Vice President
Vanosky, Robert.............................Executive Vice President
Wagner, Thomas C...............................Senior Vice President
Wanne, Sidney C.........................Senior VP/Investment Officer
Weiser, Irving...........................Chairman, President and CEO
Weltzien, Don L.........................Senior VP/Investment Officer
Wessels, Kenneth.....................Senior Executive Vice President
Wetterschneider, Larry K.......................Senior Vice President
White, Michelle R..............................Senior Vice President
Wilhite, Dan N..............................Executive Vice President
Wilkinson, Donna...............................Senior Vice President
Williard, John E........................Senior VP/Investment Officer
Wyett, Stephen M........................Senior VP/Investment Officer
Yates, Radford M........................Senior VP/Investment Officer
Young, Sr, Douglas R....................Senior VP/Investment Officer